SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549




                             FORM 8-K
                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  October 21, 1998




                         THE PANDA PROJECT, INC.
        (Exact name of registrant as specified in its charter)



FLORIDA                      0-24030                      65-0323354
(State or other juris-     (Commission                   (IRS Employer
diction of incorporation)   File Number)                Identification
                                                               Number)

901 Yamato Road
Boca Raton, Florida                             33431
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    (561) 994-2300





             ---------------------------------------------
     (Former name or former address, if changed since last report)










Item 4.   Change in Registrant's Certifying Accountant.
          ---------------------------------------------

     By letter dated October 21, 1998, the registrant, The Panda
Project, Inc. (the "Company") received notice that
PricewaterhouseCoopers LLP ("PwC") had terminated their client-auditor relationship.

     PwC's reports on the Company's financial statements for the two fiscal years ended March 31, 1997 and 1996 and the transition period ended December 31, 1997 did not include any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The opinion, however, did include an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern.

     During the audits for the fiscal years ended March 31, 1997 and 1996, the transition period ended December 31, 1997 and the subsequent interim period through October 21, 1998 preceding such termination, there were no disagreements between PwC and management of the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with PwC's report on the Company's financial statements for such years and transition period. In addition, the Company believes that there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended March 31, 1997 and 1996, the transition period ended December 31, 1997 or the subsequent interim period through October 21, 1998.

     The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 27, 1998, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

          16.1 Letter from PricewaterhouseCoopers LLP regarding termination of client-auditor relationship.







                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PANDA PROJECT, INC.


                                        By:  /s/ MELISSA F. CRANE
                                            -----------------------
                                             Melissa F. Crane
                                             Acting Chief Financial
                                             Officer  (On behalf of
                                             the Registrant and as
                                             Acting Principal
                                             Financial and Accounting
                                             Officer)
Dated:  October 27, 1998

































                                                      Exhibit 16.1


                                  PricewaterhouseCoopers LLP
                                  Suite 1700
                                  One East Broward Blvd.
                                  Fort Lauderdale, FL  33301-9817
                                  Telephone (954) 463-6280
                                  Facsimile (954) 627-5851

October 27, 1998

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549


Ladies and Gentlemen:

                       THE PANDA PROJECT, INC.

We have read Item 4 of The Panda Project, Inc.'s Form 8-K dated
October 27, 1998 and are in agreement with the statements contained in paragraph 4(a) therein.

Your very truly,

/S/ PricewaterhouseCoopers LLP